UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2008

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 277-6661 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On February 1, 2008, Molson Coors Brewing Company (the “Company”), together with certain of its subsidiaries, entered into amendments to (i) the Indenture dated as of May 7, 2002, as supplemented, among Coors Brewing Company (“CBC”), as issuer, the guarantors named therein, and Deutsche Bank Trust Company Americas (“DBTCA”), as Trustee (the “2002 Indenture”), (ii) the Indenture dated as of September 22, 2005, as supplemented, among Molson Coors Capital Finance ULC, as issuer, the guarantors named therein, The Bank of New York, Trust Company, N.A., as successor to TD Banknorth, National Association, as U.S. Trustee, and The Canada Trust Company, as Canadian Trustee (the “2005 Indenture”), and (iii) the Indenture dated as of June 15, 2007, as supplemented, among the Company, as issuer, the guarantors named therein and DBTCA, as Trustee (together with the 2002 Indenture and the 2005 Indenture, the “Indentures”).

The amendments to the Indentures, which are in the form of supplemental indentures, were made to reflect the merger of MCBC International Holdco, Inc., a wholly owned subsidiary of the Company and a guarantor under each of the Indentures, with and into CBC Holdco, Inc., which is a wholly owned subsidiary of CBC, and an indirect wholly owned subsidiary of the Company, and a guarantor under each of the Indentures prior to the merger.  CBC Holdco, Inc. was the surviving entity in the merger and pursuant to the supplemental indentures reconfirmed its guarantee of the outstanding indebtedness under the Indentures.  The Company believes the merger of these subsidiaries achieves three objectives: (i) optimizing the Company’s  flexibility to hedge U.S./Canadian dollar exchange risk; (ii) streamlining the Company’s corporate structure for financial reporting purposes; and (iii) minimizing the number of subsidiary holding companies, thereby reducing franchise and other taxes at the subsidiary level and streamlining the Company’s consolidated tax reporting.

Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this document and the materials accompanying this document are forward-looking statements.  Forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company or the Company’s industry’s actual results, level of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.  The forward-looking statements contained in this document are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the Company’s plans, intentions, beliefs or current expectations.  Among the important factors that could cause actual results to differ materially from those indicated by forward-looking statements are the risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the Fiscal year ended December 31, 2006 and in the Company’s other filings with the SEC. Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: February 1, 2008	By:	/s/ Samuel D. Walker
Samuel D. Walker Chief Legal Officer